UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2006

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481093

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1450 Broadway, New York, NY		10018

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement.

          Iconix Brand Group, Inc., a Delaware corporation (the “Registrant”), Moss Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant, and Cherokee Inc., a Delaware corporation (“Cherokee”), have entered into a termination and settlement agreement (the “Termination Agreement”) providing for the termination of the finders agreement between Cherokee and Mossimo, Inc. dated March 27, 2000 (the “Finders Agreement”) in exchange for the Registrant’s agreement to pay Cherokee $33 million in cash (the “Termination Fee”), payable upon the Registrant closing on its previously announced agreement to acquire Mossimo, Inc. by merger (the “Merger”). As part of the Termination Agreement, Cherokee has agreed to withdraw its previously announced proposal to acquire all of the outstanding shares of Mossimo, Inc.

          The closing of the transactions and the payment of the Termination Fee contemplated by the Termination Agreement are subject to the consummation of the Merger and other closing conditions.

          On April 27, 2006, the Registrant issued a press release announcing the Termination Agreement with Cherokee. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

          The description of the Termination Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

          On April 27, 2006, the Registrant issued a press release announcing its financial results for the three months ended March 31, 2006. A copy of the Registrant’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Termination and Settlement Agreement dated as of April 27, 2006 among Iconix Brand Group, Inc., Moss Acquisition Corp., and Cherokee Inc.
99.1	Press Release of Iconix Brand Group, Inc. dated April 27, 2006 relating to agreement with Cherokee Inc.
99.2	Press Release of Iconix Brand Group, Inc. dated April 27, 2006 relating to financial results for the quarter ended March 31, 2006.

          Exhibit 99.2 above is furnished pursuant to Item 2.02, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of the Registrant’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICONIX BRAND GROUP, INC.
(Registrant)

By:	/s/ Neil Cole

Neil Cole
Chief Executive Officer

Date: April 27, 2006